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                                 EXHIBIT 23.2
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                                 EXHIBIT 23.2

                       CONSENT OF BEARD & COMPANY, INC.



     We hereby consent to the use in this Registration Statement (Form S-8) pertaining to the Community Independent Bank, Inc. 1996 Stock Option Plan for Non-employee Directors of our report, dated January 23, 1998, relating to the consolidated financial statements of Community Independent Bank, Inc. included in Form 10-SB.



                                          /s/ Beard & Company. Inc.
                                    ------------------------------------
                                              BEARD & COMPANY, INC.


Reading, Pennsylvania
September 24, 1998